UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2007

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

2007 Omnibus Plan

On August 23, 2007, the Board of Directors (the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company”), approved the Farmer Bros. Co. 2007 Omnibus Plan (the “Omnibus Plan”), subject to stockholder approval of the Omnibus Plan at the 2007 Annual Meeting of Stockholders.  The following description of the Omnibus Plan does not purport to be complete and is qualified in its entirety by reference to the Omnibus Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Awards.  The Omnibus Plan provides for the grant or issuance of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance-based awards, stock payments, cash-based awards or other incentives payable in cash or shares of stock, or any combination thereof.  Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award. The number of shares available for issuance under the Omnibus Plan will be 1,000,000, and no individual may be granted awards representing more than 250,000 shares in any calendar year, in each case, subject to adjustment as provided in the Plan.

Administration.  The Omnibus Plan will be administered by the Compensation Committee of the Board.   Subject to the terms and conditions of the Omnibus Plan, the Compensation Committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Omnibus Plan. The Compensation Committee is also authorized to adopt, establish or revise rules relating to administration of the Omnibus Plan.  The full Board will administer the Omnibus Plan with respect to awards to non-employee directors.

Eligibility.  Awards under the Omnibus Plan may be granted to individuals who are then Company officers or employees or are the officers or employees of any of the Company’s subsidiaries. Such awards, other than performance-based awards, may also be granted to the Company’s directors and consultants. Only employees may be granted incentive stock options.

Item 1.02. Termination of a Material Definitive Agreement.

Effective December 31, 2007, upon the resignation of Mr. Berger’s employment with the Company, the Change in Control Severance Agreement between the Company and Mr. Berger will immediately terminate and be of no further effect.  A brief description of the terms and conditions of the Change in Control Severance Agreement was previously filed by the Company in its definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed with the SEC on October 26, 2006 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Retirement of Chief Executive Officer

On August 23, 2007, Guenter W. Berger, Chairman and Chief Executive Officer of the Company, and a member of the Board of Directors of the Company and its subsidiaries, notified the Company that he will retire as Chief Executive Officer of the Company effective at the commencement of the 2007 Annual Meeting of Stockholders scheduled for December 6, 2007.  Following his retirement, Mr. Berger will continue as Chairman of the Board.  He also will continue as an employee of the Company through December 31, 2007.  As a director, Mr. Berger will receive the Company’s standard director compensation for non-employee directors described under Item 8.01 below, including a prorated annual retainer, commencing January 1, 2008.  A copy of the press release announcing Mr. Berger’s retirement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Retirement of Directors

On August 23, 2007, Lewis A. Coffman and Kenneth R. Carson, both Class I Directors, retired from the Board.  Prior to his retirement from the Board, Mr. Coffman was a member of the Compensation Committee and Nominating Committee.  A copy of the press release announcing their retirement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(c)           Appointment of New Chief Executive Officer

On August 23, 2007, the Board promoted Roger M. Laverty III, the current President and Chief Operating Officer, to Chief Executive Officer of the Company, effective when Mr. Berger’s retirement as Chief Executive Officer takes effect, as described above under “Retirement of Chief Executive Officer” and incorporated herein by reference. The Company expects to enter into an amendment to Mr. Laverty’s Employment Agreement in connection with his promotion to Chief Executive Officer, and once the terms of that amendment have been determined and approved, the Company plans to file an amendment to this Current Report on Form 8-K.  A copy of the press release announcing Mr. Laverty’s promotion is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(d)           Appointment of Directors

On August 23, 2007, the Board appointed Roger M. Laverty III, the Company’s President and Chief Operating Officer, to serve as a Class I Director effective August 23, 2007, filling one of the vacancies created by the retirement of Messrs. Coffman and Carson.  As a Class I Director, Mr. Laverty’s term will expire at the Company’s 2007 Annual Meeting of Stockholders. There is no arrangement or understanding between Mr. Laverty and any other persons pursuant to which Mr. Laverty was selected as a director, and there are no related party transactions between the Company and Mr. Laverty that are reportable under Item 404(a) of Regulation S-K. A copy of the press release announcing Mr. Laverty’s appointment is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On August 23, 2007, the Board appointed James J. McGarry to serve as a Class I Director effective August 23, 2007, filling one of the vacancies created by the retirement of Messrs. Coffman and Carson.  As a Class I Director, Mr. McGarry’s term will expire at the Company’s 2007 Annual Meeting of Stockholders.  There is no arrangement or understanding between Mr. McGarry and any other persons pursuant to which Mr. McGarry was selected as a director.  Mr. McGarry is a partner in the law firm of McGarry & Laufenberg.  During fiscal 2007, McGarry & Laufenberg billed less than $120,000 in legal fees to Liberty Mutual Insurance Company, the Company’s insurance carrier, in connection with various matters relating to the Company.  All such legal fees were paid directly by Liberty Mutual.  The Board has determined that Mr. McGarry is independent under the listing standards of The NASDAQ Stock Market, Inc.  A copy of the press release announcing Mr. McGarry’s appointment is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In connection with his service as a director, Mr. McGarry will receive the Company’s standard non-employee director compensation described below under Item 8.01 and incorporated herein by reference.  The Board has determined that for fiscal Mr. McGarry will receive a prorated portion of the annual retainer based on his date of appointment.

Mr. McGarry and the Company will enter into the Company’s standard form of Indemnification Agreement for directors and officers, pursuant to which the Company will, to the extent permitted by applicable law, indemnify and hold harmless Mr. McGarry against all expenses, judgments, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of his status as a director. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which was previously filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2006, and is filed herewith as Exhibit 10.2 (to update the schedule of indemnitees), and is incorporated herein by reference.

(e)           2007 Omnibus Plan

On August 23, 2007, the Board approved the Omnibus Plan, subject to stockholder approval at the 2007 Annual Meeting of Stockholders.  A brief description of the terms and conditions of the Omnibus Plan is set forth above in Item 1.01 and incorporated by reference herein.

Fiscal 2008 Executive Officer Base Salaries

On August 23, 2007, upon recommendation of the Compensation Committee, the Board approved base salaries for the Company’s executive officers for the fiscal year ending June 30, 2008, as follows:  $375,000 for Guenter W. Berger, Chairman and CEO; $320,000 for Roger M. Laverty III, President and Chief Operating Officer; $287,300 for John E. Simmons, Treasurer and CFO; and $287,300 for Michael J. King, Vice President, Sales.  The Compensation Committee’s recommendation was preceded by its review of market data, analysis of current compensation, and other considerations, and by its consultation with an outside compensation consultant.   The increase in Mr. Berger’s salary is based on the benchmarking comparisons provided by the Compensation Committee’s compensation consultant.  Base salaries for Messrs. Laverty, Simmons and King remain unchanged from fiscal 2007.  Mr. Berger’s base salary is expected to be prorated through the effective date of his retirement as Chief Executive Officer.  The Company expects to enter into an amendment to Mr. Laverty’s Employment Agreement in connection with his promotion to Chief Executive Officer, and once the terms of that amendment have been determined and approved, the Company plans to file an amendment to this Current Report on Form 8-K.

Fiscal 2007 Incentive Compensation Awards

On August 23, 2007, upon recommendation of the Compensation Committee, the Board approved executive officer bonus awards for the fiscal year ended June 30, 2007 under the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “2005 Plan”), a copy of which was previously filed by the Company on Form 8-K filed with the SEC on October 12, 2005.  For fiscal 2007, the Compensation Committee designated Guenter W. Berger, Roger M. Laverty III, John E. Simmons and Michael J. King  as participants in the 2005 Plan.  For fiscal 2007, the Compensation Committee set the target awards of Messrs. Berger, Laverty, Simmons and King at $200,000, $200,000, $150,000 and $150,000, respectively.  At year-end, bonuses were awarded based on the level of achievement of Company financial performance criteria and each participant’s original goals.  The Compensation Committee has discretion to increase, decrease, or entirely eliminate the bonus amount derived from the 2005 Plan’s formula.  Based on the foregoing, the Compensation Committee approved fiscal 2007 cash incentive bonus awards for the Company’s executive officers as follows:  $105,000 for Mr. Berger; $135,000 for Mr. Laverty; $85,000 for Mr. Simmons; and $65,000 for Mr. King.  The form of award letter under the 2005 Plan for fiscal 2007 is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 8.01. Other Events.

Director Compensation

On August 23, 2007, the Board of Directors approved changes to the compensation of the Company’s non-employee directors. As a result of such changes, for fiscal 2008 each non-employee director will receive the following compensation:

•         an annual retainer of $25,000 per year, payable quarterly in advance; and

•         subject to stockholder approval of the Omnibus Plan at the 2007 Annual Meeting of Stockholders, an annual grant of restricted stock under the Omnibus Plan having a value equal to $30,000, each such grant to vest over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date.

Each non-employee director also will receive:  (i) a fee of $1,500 for each meeting of the Board attended; (ii) a fee of $2,500 for each meeting of the Compensation Committee or Audit Committee attended; and (iii) a fee of $1,500 for each meeting of the Nominating Committee attended; provided, if more than one meeting (Board or committee) is held and attended on the same day, the maximum meeting fees are $4,000.  In addition, the Chairman of the Audit Committee will receive an additional annual retainer of $7,500, and the Chairman of the Compensation Committee will receive an additional annual retainer of $3,750.

Assuming approval of the Omnibus Plan at the 2007 Annual Meeting of Stockholders, the annual grant of restricted stock pursuant to the compensation arrangements described above will be made each year on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine. The number of shares of Common Stock to be received in the grant of restricted stock will be based on the closing price per share of the Company’s Common Stock on the date such grant is made.

The Company also reimburses all directors for reasonable travel expenses from outside the greater Los Angeles area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings.

Committee Charters

On August 23, 2007, the Board of Directors, upon recommendation of the Compensation Committee and Nominating Committee, respectively, amended the Compensation Committee Charter and Nominating Committee Charter, copies of which are filed herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein, and will be posted on the Company’s website at www.farmerbroscousa.com as soon as practicable.

Declaration of Quarterly Dividend

On August 24, 2007, the Company issued a press release announcing the declaration of a quarterly dividend. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

2007 Annual Meeting of Stockholders

On August 24, 2007, the Company issued a press release announcing that the 2007 Annual Meeting of Stockholders has been scheduled for December 6, 2007.  The meeting will be held at the Company’s headquarters in Torrance.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

10.1*	2007 Omnibus Plan
10.2*	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 (with schedule of indemnitees attached)
10.3*	Form of Award Letter (Fiscal 2007) under Farmer Bros. Co. 2005 Incentive Compensation Plan
99.1	Press Release of Farmer Bros. Co. dated August 24, 2007
99.2	Compensation Committee Charter adopted by the Board of Directors on August 23, 2007
99.3	Nominating Committee Charter adopted by the Board of Directors on August 23, 2007

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 29, 2007

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS
Name: John E. Simmons
Title: Treasurer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2007 Omnibus Plan
10.2*	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 (with schedule of indemnitees attached)
10.3*	Form of Award Letter (Fiscal 2007) under Farmer Bros. Co. 2005 Incentive Compensation Plan
99.1	Press Release of Farmer Bros. Co. dated August 24, 2007
99.2	Compensation Committee Charter adopted by the Board of Directors on August 23, 2007
99.3	Nominating Committee Charter adopted by the Board of Directors on August 23, 2007

* Management contract or compensatory plan or arrangement.